UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Town Square Place, No. 419 Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SITO	OTC Pink – Current Information

Item 8.01	Other Events.

Due to the outbreak of a novel strain of coronavirus disease (“COVID-19”), SITO Mobile, Ltd. (“SITO” or the “Company”) is filing this current report on Form 8-K to avail itself of an extension to file its Annual Report on Form 10-K for the period ended December 31, 2019 (the “Annual Report”), originally due on March 30, 2020, relying on Securities and Exchange Commission (the “SEC”) Release No. 34-88318 issued March 4, 2020 pursuant to Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”).

In December 2019, COVID-19 was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States of America (the “U.S.”). On March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”. The first case of COVID-19 was identified in the U.S. in January 2020 and current U.S. cases number approximately 86 thousand with approximately 1,300 resulting deaths.

The Company derives its revenues from multiple industries deemed non-essential services under current definition including, but not limited to, cinematic releases, automobile offerings, and other discretionary products and services. As such and in response to the rapidly changing market, SITO has been focusing on providing its services to a number of new markets deemed essential and include take-out and delivery service staples. This urgent transition has strained the Company’s resources and caused delays in its operations.

Moreover, SITO’s customers and vendors have operations dependent on or located in many of the worldwide affected areas where COVID-19 originated or where the disease is prevalent. The Company’s sales and customer interactions often are conducted in person and COVID-19 is causing multiple disruptions to the conduct of normal operations, including placing strain on the Company’s workforce and resources due to the restraints placed on U.S. families and communities.

Based on the foregoing, the Company expects to file its Annual Report on or around May 14, 2020.

The Company is supplementing its risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q with the following risk factors:

We face business disruption and related risks resulting from the recent outbreak of the novel coronavirus 2019 (“COVID-19”), which could have a material adverse effect on our business and results of operations.

Our business has experienced disruptions and been materially adversely affected by the recent outbreak of COVID-19. An overall decline in the current domestic economic outlook caused by COVID-19 has caused the Company to seek to capitalize on potential markets to which it previously has not provided services. Our actions are in response to a decrease in and postponement of certain in process and pending sales orders. We can provide no assurance that we will succeed in our efforts to replace fully a decrease in revenues caused by COVID-19 and its impact on U.S. markets and communities.

Our business is dependent on our customers’ planned marketing expenditures, based on a demand perceived by and potential market for our customers’ products and services, many of which are discretionary in nature. Therefore, the spending power and disposable income of U.S. individuals and families has a significant impact on the successful conversion of advertising expenditures into realized sales by our customers. The effect of COVID-19 on the general economy and employment incomes of the citizenry is having a marked short-term impact on demand for our products and services, which if recovery extends for a considerable time may have detrimental effects on our results from operations. There is no guarantee that our efforts to counter the currently experienced detrimental impacts of COVID-19 will be successful or that such impact will be short-term.

In addition, the continued spread of COVID-19 has led to severe disruption and volatility in the global capital markets, which could increase our cost of capital and adversely affect our ability to access the capital markets.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: March 27, 2020	/s/ Scott L. Kauffman
Name: Scott L. Kauffman
Title: Interim Chief Executive Officer